                                                        Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 033-18321, 333-63403, 333-40066, 333-79791, 333-101110, and 333-118756 on
Form S-8, each of Nordstrom, Inc. and subsidiaries, of our report dated June 27, 2005, appearing in this Annual Report on Form 11-K of Nordstrom 401(k) Plan & Profit Sharing for the year ended December 31, 2004.


Seattle, Washington
June 29, 2005